UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 11, 2018

Pfenex Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36540	27-1356759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10790 Roselle Street

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 352-4400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 11, 2018, Pfenex Inc. (the “Company”) and Alvogen Malta Operations Ltd. (“Alvogen”) entered into a Development and License Agreement (the “Agreement”) pursuant to which Alvogen will have the exclusive right to commercialize and manufacture PF708 (teriparatide) (the “Product”), a therapeutic equivalent candidate to Eli Lilly & Company’s Forteo®, in the United States. The Company will retain exclusive rights to the Product in all countries outside of the United States except Mainland China, Hong Kong, Singapore, Malaysia and Thailand where the Company has granted rights to another collaboration partner.

In consideration for the licenses and other rights granted in the Agreement, the Company will receive an upfront payment of $2.5 million and may be eligible to receive an additional $25 million in support and regulatory milestone payments. The Company may also be eligible to receive a 50% gross profit split on sales if the product is rated as Therapeutic Equivalent (AP), and otherwise tiered split up to 40%.

Under the terms and conditions of the Agreement, the Company will be responsible for obtaining FDA approval for the Product at its cost and expense, except that Alvogen will provide a one-time development support payment of $2.5 million and bear fifty percent of any PDUFA (Prescription Drug User Fee Act) fees that may be payable with respect to the Product. Additionally, Alvogen will support certain agreed costs incurred by Company after June 1, 2018, or provide resources at its expense, related to the preparation and filing the NDA for the Product. Following the receipt of FDA approval for the Product, Alvogen will be obligated to use diligent efforts to continue to develop, manufacture and commercialize the Product in the United States at its cost and expense.

The Company and Alvogen will establish an executive steering committee and working subcommittees, each with an equal number of representatives, to review and oversee the collaboration. Each party has ultimate decision making authority with respect to a specified limited set of issues, and all other matters will be resolved by consensus. Otherwise, in the event of failure to reach consensus or certain disputes, the Agreement provides for an expedited dispute resolution process, except for disputes concerning patents and trademarks, which instead will be submitted to a court of competent jurisdiction. Subject to the oversight of the executive steering committee, Alvogen will control the intellectual property strategy for the Product and any defensive litigation related to the Product at its expense.

Unless terminated earlier, the Agreement will continue for a period of ten years following the first commercial sale of the Product in the United States. The Agreement includes customary termination provisions and effects thereof, including reimbursement by the Company of $2.5 million if the Agreement is terminated for safety reasons, failure to timely achieve FDA approval or the Company’s breach or insolvency.

In the event of an assignment of the Agreement, any entity to whom the agreement is assigned will be obligated to assume the responsibilities of the assigning party.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018. The Company intends to submit a FOIA Confidential Treatment Request to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, requesting that it be permitted to redact certain portions of the Agreement. The omitted materials will be included in the request for confidential treatment.

Item 7.01. Regulation FD Disclosure.

On June 11, 2018, the Company issued a press release announcing it entered into the Agreement. A copy of the press release announcing the Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information referenced under Item 7.01 (including Exhibit 99.1 referenced in Item 9.01 below) of this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report. This Current Report shall not be deemed an admission as to the materiality of any information in the Current Report that is required to be disclosed solely by Regulation FD.

Item 8.01. Other Events.

The description of the Agreement in Item 1.01 above is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern Pfenex’s expectations, strategy, plans or intentions. Forward-looking statements in this communication include, but are not limited to, statements regarding the future potential of PF708, including development and commercialization of PF708; the potential to receive future milestone and royalty payments under Pfenex’s agreement with Alvogen; the expected timing of Pfenex’s submission of the NDA for PF708; the expectation for PF708 to obtain marketing approval in the United States; Pfenex’s expectation to develop the product under the 505(b)(2) regulatory pathway in the United States; the belief that this agreement will help advance development and commercialization of PF708; potential market opportunities for PF708; the potential for the collaboration to support the PF708 program for the NDA submission to the FDA; and the belief that Alvogen will be able to quickly leverage its commercial operations in the U.S. in bringing PF708 to market. Actual results may differ materially from those indicated by these forward-looking statements as a result of the uncertainties inherent in the clinical drug development process, including, without limitation, challenges in successfully demonstrating the efficacy and safety of product candidates; the pre-clinical and clinical results for product candidates, which may not support further development of product candidates or may require additional clinical trials or modifications of ongoing clinical trials or regulatory pathways; challenges related to commencement, patient enrollment, completion, and analysis of clinical trials; Pfenex’s ability to obtain additional funding to support its business activities and establish and maintain strategic business alliances and new business initiatives; Pfenex’s dependence on third parties for development, manufacture, marketing, sales and distribution of products; unexpected expenditures; and difficulties in obtaining and maintaining intellectual property protection for product candidates. Information on these and additional risks, uncertainties, and other information affecting Pfenex’s business and operating results is contained in Pfenex’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 and in Pfenex’s subsequent reports filed with the Securities and Exchange Commission. The forward-looking statements in this communication are based on information available to Pfenex as of the date hereof, and Pfenex disclaims any obligation to update any forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated June 11, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFENEX INC.

Date: June 11, 2018	By:	/s/ Susan A. Knudson
Susan A. Knudson Chief Financial Officer (Principal Financial Officer)